UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 9, 2013

SORRENTO THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-52228	33-0344842
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	IRS Employer Identification No.)

6042 Cornerstone Ct. West, Suite B

San Diego, CA 92121

(Address of principal executive offices)

Registrant’s telephone number, including area code: (858) 210-3700

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On October 9, 2013, Sorrento Therapeutics, Inc. (the “Company”), SP Merger Sub, Inc., a wholly owned subsidiary of the Company, Sherrington Pharmaceuticals, Inc. (“Sherrington”) and the stockholders of Sherrington (the “Sherrington Holders”) entered into an Agreement and Plan of Merger and Reorganization dated October 9, 2013 (the “Agreement”) pursuant to which the Company issued 200,000 shares of its common stock to the Sherrington Holders (the “Merger Shares”) as consideration for the acquisition of Sherrington by the Company through a merger of SP Merger Sub into Sherrington (the “Merger”). Sherrington is a privately-held company focused on the development of a chronic pain treatment for end-stage cancer patients and other severe pain indications. Pursuant to the Agreement, 29,350 of the Merger Shares are being held in escrow for any potential indemnification claims.

In addition, in connection with the Merger, the Company and the Sherrington Holders entered into a Registration Rights Agreement dated as of October 9, 2013 pursuant to which the Company agreed to file a resale registration statement on Form S-3 with the Securities and Exchange Commission by October 31, 2013 registering the Merger Shares. In the event the registration statement is not filed by October 31, 2013, the Company has agreed to issue an additional 10,000 shares of its common stock to the Sherrington Holders for each week that such registration statement has not been filed.

Item 2.01 Completion of Acquisition or Disposition of Assets.

Reference is made to the disclosure set forth under Item 1.01 Entry into a Material Definitive Agreement of this Current Report on Form 8-K, which disclosure is incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

Reference is made to the disclosure set forth under Item 2.01 Completion of Acquisition or Disposition of Assets of this Current Report on Form 8-K, which disclosure is incorporated herein by reference.

The issuances of the securities described in Item 2.01 were deemed to be exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”), in reliance upon Section 4(2) of the Securities Act (or Regulation D promulgated thereunder) as a transaction by an issuer not involving any public offering. Each recipient of securities: (i) represented that such recipient was an accredited investor under Rule 501 of Regulation D, or (ii) each recipient who was not an accredited investor, either alone or with a purchaser representative had such knowledge and experience in financial and business matters that they were capable of evaluating the merits and risks of the Merger, or we reasonably believed immediately prior to the closing of the Merger that such recipient comes within this description. In accordance with Rule 506, no more than 35 recipients of the securities were non-accredited investors.

Item 7.01 Regulation FD Disclosure.

On October 10, 2013, the Company issued a press release regarding the completion of the acquisition of Sherrington. A copy of the press release is attached hereto as Exhibit 99.1.

The information in this Item 7.01, including the exhibits, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1933, as amended, or otherwise subject to the liabilities of that section.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press release dated October 10, 2013.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 11, 2013

SORRENTO THERAPEUTICS, INC.

By:	/s/ Richard Vincent
	Name:	Richard Vincent
	Title:	Chief Financial Officer and Secretary